UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 10, 2012 (January 9, 2012)

GENESCO INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1415 Murfreesboro Road Nashville, Tennessee	37217-2895
(Address of Principal Executive Offices)	(Zip Code)

(615) 367-7000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01.	REGULATION FD DISCLOSURE.

On January 9, 2012, Genesco Inc. issued a press release announcing same store sales by retail segment and for the entire Company for the fourth fiscal quarter-to-date period ended January 7, 2012, increasing its previously-announced earnings per share expectations for the fiscal year ending January 28, 2012, and announcing that management will make a webcast presentation at the 14th Annual ICR XChange Conference on Wednesday, January 11, 2012, at 10:15 a.m. Eastern Standard time. The webcast may be accessed live through the Company’s website, www.genesco.com. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 10-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

The following exhibit is furnished herewith:

Exhibit Number	Description

99.1	Press Release, dated January 9, 2012, issued by Genesco Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Genesco Inc.

By:	/s/ ROGER G. SISSON
Name:	Roger G. Sisson
Title:	Senior Vice President, Secretary and General Counsel

Date: January 10, 2012

3